Exhibit 99.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is entered into and made effective as of July 25, 2008, by and between InferX Corporation, a Delaware corporation with its principal place of business located at 1600 International Drive, Suite 110, McLean, Virginia 22102 (the “Company”), and _____________ (“________”) a _____________ ___________, with its principal place of business located at ________________ and the other parties participating in the financing of the Company set forth in Exhibit B attached to this Agreement (the “Secured Parties”).

WHEREAS, the Company issued to ______________________ a Convertible Note in the aggregate principal amount of _______________ Dollars ($________) and to other Secured Parties additional Convertible Notes and warrants to purchase common stock of the Company as part of a financing for the Company (the “Convertible Notes” and “Warrants”, respectively).

WHEREAS, to induce the Secured Parties to purchase the Convertible Notes, the Company hereby grants to the Secured Parties a security interest in and to the pledged property identified on Exhibit A hereto (the “Pledged Property”) until the satisfaction of the Obligations, as defined herein.

WHEREAS, the Secured Parties agree that Richard O’Leary shall act as their attorney-in-fact under the terms of this Agreement, including the right to make all decisions regarding the pursuit of any remedies under this Agreement in the event of any default by the Company under the terms of this Agreement and to receive notices under this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

Section 1.1. Recitals. The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

Section 1.2. Interpretations. Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Parties any right, remedy or claim under or by reason hereof.

Section 1.3. Obligations Secured. The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Parties, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Secured Parties under this Agreement and any other amounts now or hereafter owed to the Secured Parties by the Company hereunder (the “Obligations”).

ARTICLE 2.

PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL
AND TERMINATION OF SECURITY INTEREST

Section 2.1. Pledged Property.

(a)
The Company hereby pledges to the Secured Parties, and creates in the Secured Parties for their benefit, a security interest for such time until the Obligations are paid in full, in and to all of the Pledged Property, and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the “Pledged Collateral”.

(b)	Simultaneously with the execution and delivery of this Agreement, the Company shall:

(i)	make, execute, acknowledge, file, record and deliver to the Secured Parties any documents reasonably requested by the Secured Parties to perfect its security interest in the Pledged Property; and

(ii)
make, execute, acknowledge and deliver to the Secured Parties such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Parties’ reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Parties in the Pledged Property, and the Secured Parties shall hold such documents and instruments as Secured Parties, subject to the terms and conditions contained herein.

Section 2.2. Rights; Interests; Etc.

(a)	So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

(i)	the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

(ii)	the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

(b)	Upon the occurrence and during the continuance of an Event of Default:

(i)
all rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Parties who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Parties shall become entitled and shall elect to exercise their rights to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Parties, or held by Company for the benefit of the Secured Parties and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

(ii)
all interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Parties, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Parties; or

(iii)
the Secured Parties in their sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Notes as described herein.

(c)	Each of the following constitutes an Event of Default under the Convertible Notes and shall constitute a default under this Agreement (an “Event of Default”):

(i)	failure by the Company to make payment of principal and interest when due under the Convertible Note;

(ii)
upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within ninety (90) days after the filing of such petition; or

(iii)
upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company’s assets or property.

ARTICLE 3.

ATTORNEY-IN-FACT; PERFORMANCE

Section 3.1. Secured Parties Appointed Attorney-In-Fact. Upon the occurrence of an Event of Default, the Company hereby appoints Richard O’Leary as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in Richard O’Leary’s discretion to take any action and to execute any instrument which Richard O’Leary may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Richard O’Leary may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when Richard O’Leary may determine. To facilitate collection, Richard O’Leary may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Parties. In the event that Richard O’Leary has been repaid in full by the Company under the terms of the Convertible Note issued to Richard O’Leary by the Company, the Secured Parties shall be appointed as attorney-in-fact under the terms of this Section 3.1.

Section 3.2. Secured Parties May Perform. If the Company fails to perform any agreement contained herein, the Secured Parties, at their option, may themselves perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Authorization; Enforceability. Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights or by the principles governing the availability of equitable remedies.

Section 4.2. Ownership of Pledged Property. The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance.

ARTICLE 5.

DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

Section 5.1. Default and Remedies.

(a)
If an Event of Default described in Section 2.2(c)(i) occurs, then in each such case the Secured Parties may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(ii) or (iii) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Parties.

(b)
Upon the occurrence of an Event of Default, the Secured Parties shall: (i) be entitled to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Parties or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Parties.

Section 5.2. Method of Realizing Upon the Pledged Property: Other Remedies. Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Parties’ right to realize upon the Pledged Property:

(a)
any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Parties shall give the Company ten (10) days’ prior written notice of the time and place or of the time after which a private sale may be made (the “Sale Notice”)), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Parties. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Parties reasonably shall require in connection with any such sale.

(b)
Any cash being held by the Secured Parties as Pledged Collateral and all cash proceeds received by the Secured Parties in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

(i)	to the payment of all amounts due the Secured Parties for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof; then

(ii)	to the payment of the Obligations then due and unpaid; and then

(iii)	to the balance, if any, to the person or persons entitled thereto, including, without limitation, the Company.

(c)
In addition to all of the rights and remedies which the Secured Parties may have pursuant to this Agreement, the Secured Parties shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

(i)
If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Parties may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

(ii)
The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Parties in connection with enforcement, collection and preservation of the terms of this Agreement, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

Section 5.3. Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Parties (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Parties shall have made any demand on the Company for the payment of the Obligations), subject to the rights of previous security holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)
to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Parties permitted hereunder and of the Secured Parties allowed in such judicial proceeding); and

(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Parties to make such payments to the Secured Parties and, in the event that the Secured Parties shall consent to the making of such payments directed to the Secured Parties, to pay to the Secured Parties any amounts for expenses due it hereunder.

Section 5.4. Duties Regarding Pledged Collateral. The Secured Parties shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Parties’ possession.

ARTICLE 6.

AFFIRMATIVE COVENANTS

The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Parties shall consent otherwise in writing (as provided in Section 8.4 hereof):

Section 6.1. Existence, Properties, Etc.

(a)	The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary:

(i)	to maintain Company’s due organization, valid existence and good standing under the laws of its state of incorporation, and

(ii)
to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below).

(b)	The Company shall not do, or cause to be done, any act impairing the Company’s corporate power or authority:

(i)	to carry on the Company’s business as now conducted;

(ii)
to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Parties to which they are or will be party; or

(iii)	perform any of the Company’s obligations hereunder or thereunder.

For purpose of this Agreement, the term “Material Adverse Effect” shall mean any material and adverse affect as determined by Secured Parties in their sole discretion, whether individually or in the aggregate, upon (a) the Company’s assets, business, operations, properties or condition, financial or otherwise; (b) the Company’s to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

Section 6.2. Financial Statements and Reports. The Company shall furnish to the Secured Parties within a reasonable time such financial data as the Secured Parties may reasonably request, including, without limitation, the following:

(a)
The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

(b)
On a quarterly basis a balance sheet of the Company, and statement of earnings and retained earnings of the Company as of the close of such quarter, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

(c)	Copies of all accountants’ reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

Section 6.3. Accounts and Reports. The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Parties the following:

(a)
as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of $100,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $100,000, including any received from any person acting on behalf of the Secured Parties or beneficiary thereof; and

(b)
within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral; or (iv) any of the transactions contemplated in this Agreement or the Convertible Notes.

Section 6.4. Maintenance of Books and Records; Inspection. The Company shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Parties, their officers and employees and any professionals designated by the Secured Parties in writing, at any time to visit and inspect any of its properties (including but not limited to the collateral security described in this Agreement), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

Section 6.5. Maintenance and Insurance. The Company shall maintain or cause to be maintained, at its own expense:

(a)	all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof; and

(b)	insurance with adequate, financially sound and reputable insurers, in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company’s business:

(i)
adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy;

(ii)	against public liability and other tort claims that may be incurred by the Company;

(iii)	as may be required by applicable law; and

(iv)	as may be reasonably requested by Secured Parties.

Section 6.6. Contracts and Other Collateral. The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

Section 6.7. Defense of Collateral, Etc. The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Company shall defend the Secured Parties’ right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

Section 6.8. Payment of Debts, Taxes, Etc. The Company shall use its commercial best efforts to pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due.

Section 6.9. Taxes and Assessments; Tax Indemnity. The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach hereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

Section 6.10. Compliance with Law and Other Agreements. The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall use its commercial best efforts to pay all of its indebtedness promptly in accordance with the terms thereof.

Section 6.11. Notice of Default. The Company shall give written notice to the Secured Parties of the occurrence of any default or Event of Default under this Agreement promptly upon the occurrence thereof.

Section 6.12. Notice of Litigation. The Company shall give notice, in writing, to the Secured Parties of:

(a)	any actions, suits or proceedings wherein the amount at issue is in excess of $25,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and

(b)
any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company; provided that any disclosure by the Company of such information under the Securities Exchange Act of 1934, as amended, shall be deemed to be in compliance with this Section 6.12.

ARTICLE 7.

NEGATIVE COVENANTS

The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Parties shall consent otherwise in writing:

Section 7.1. Liens and Encumbrances. The Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property, or offer or agree to do so, or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

Section 7.2. Dividends, Etc. The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Parties.

Section 7.3. Conduct of Business. The Company will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

Section 7.4. Places of Business. The location of the Company’s chief place of business is set forth above. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Parties or move any of the Pledged Property from its current location without thirty (30) days prior written notice to the Secured Parties in each instance.

ARTICLE 8.

MISCELLANEOUS

Section 8.1. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

if to the Company:	InferX Corporation 1600 International Drive, Suite 100 McLean, VA 22102 Attn: Paul B. Silverman, President and CEO

with a copy to:	Seyfarth Shaw LLP 815 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20006-4004 Attn: Ernest M. Stern, Esq.

If to the Secured Parties:	Richard O’Leary c/o Lacuna Hedge Fund LLLP 1100 Spruce Street, Suite 202 Boulder, CO 80302

Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party’s address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

Section 8.2. Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Section 8.3. Expenses. In the event of an Event of Default, the Company will pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Parties may incur in connection with: (a) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (b) the exercise or enforcement of any of the rights of the Secured Parties hereunder or (c) the failure by the Company to perform or observe any of the provisions hereof.

Section 8.4. Waivers, Amendments, Etc. The Secured Parties’ delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Parties under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Parties of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Parties, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Parties.

Section 8.5. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Property and shall: (a) remain in full force and effect until payment in full of the Obligations; and (b) be binding upon the Company and its successors and heirs and (c) inure to the benefit of the Secured Parties and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

Section 8.6. Independent Representation. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

Section 8.7. Applicable Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

Section 8.8. Waiver of Jury Trial. AS A FURTHER INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

Section 8.9. Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

THE COMPANY:

INFERX CORPORATION

/s/ B.K. Gogia
By: B.K. Gogia
Its: Chairman of the Board

SECURED PARTIES:
RICHARD O’LEARY

__________________________
By: __________________
Title: _____________

OTHER SECURED PARTIES

__________________________

EXHIBIT A
DEFINITION OF PLEDGED PROPERTY

For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Parties a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

(a)	all of the software, intellectual property, including any patents, or patents-pending of the Company and its subsidiaries, including any and all and

(b)	all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

EXHIBIT B
SECURED PARTIES